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                        ZENITH NATIONAL INSURANCE CORP.
                        1996 EMPLOYEE STOCK OPTION PLAN

SECTION 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.

    The name of this plan is the Zenith National Insurance Corp. 1996 Employee Stock Option Plan (the "Plan"). The Plan was adopted by the Board on March 7, 1996, as amended March 15, 1996, subject to the approval of the stockholders of the Company, which approval was obtained on May 22, 1996. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's long term success by their ability, ingenuity and industry and to provide incentives to the participating officers and employees that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

    For purposes of the Plan, the following terms shall be defined as set forth below:

        (1) "ADMINISTRATOR" means, with respect to Participants other than Executive Officers of Zenith, the Board; and, with respect to Participants who are Executive Officers of Zenith, the Performance Bonus Committee or other Committee in accordance with Section 2.

        (2) "BOARD" means the Board of Directors of the Company.

        (3) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

        (4) "COMMITTEE" means the Performance Bonus Committee of the Board plus such additional individuals as the Board shall designate in order to fulfill
    (i) the Disinterested Persons requirement of Rule 16b-3 as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Exchange Act"), and as such Rule may be amended from time to time, or any successor definition adopted by the Commission and (ii) the "outside director" requirement of Section 162(m) of the Code and the regulations promulgated thereunder, or any other committee the Board may subsequently appoint to administer the Plan. The Committee shall be composed entirely of individuals who meet the qualifications referred to in Rule 16b-3 and Section 162(m).

        (5)  "COMPANY"  means  Zenith  National  Insurance  Corp.,  a   Delaware
    corporation (or any successor corporation).

        (6) "DISINTERESTED PERSON" shall have the meaning set forth in Rule 16b-3 of the Exchange Act, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission.

        (7)  "EFFECTIVE DATE" shall  mean the date  provided pursuant to Section
    10.

        (8) "ELIGIBLE EMPLOYEE" means an officer or employee of the Company or any Subsidiary.

        (9) "FAIR MARKET VALUE" means, as of any given date, with respect to any awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) if the Stock is publicly traded, the closing sale price of the Stock on such date as reported in the Wall Street Journal, or the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, (B) the

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    fair market value  of the Stock  as determined in  accordance with a  method prescribed in the agreement evidencing any award hereunder, or (C) the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

        (10) "LIMITED STOCK APPRECIATION RIGHT" means a Stock Appreciation Right that can be exercised only in the event of a "Change in Control" (as defined in any award agreement providing for the grant of a Limited Stock Appreciation Right).

        (11) "NON-QUALIFIED STOCK OPTION" means a Stock Option that is not an "incentive stock option" within the meaning of Section 422 of the Code.

        (12) "PARTICIPANT" means any Eligible Employee selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights or any combination of the foregoing.

        (13) "STOCK" means the common stock, $1.00 par value, of the Company.

        (14) "STOCK APPRECIATION RIGHT" means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between
    (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

        (15) "STOCK OPTION" means any Non-Qualified Stock Option to purchase shares of Stock granted pursuant to Section 5.

        (16) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.  ADMINISTRATION.

    The Plan shall be administered in accordance with the requirements of Rule 16b-3 of the Exchange Act and of Section 162(m) of the Code (but only to the extent necessary to maintain qualification of the Plan under Rule 16b-3 of the Exchange Act and Section 162(m) of the Code). Unless otherwise determined by the Board, the Plan shall be administered by the Board with respect to Participants other than Executive Officers of Zenith and, with respect to Participants who are Executive Officers of Zenith, by the Committee (initially, the Performance Bonus Committee) which shall be appointed by the Board and which shall serve at the pleasure of the Board.

    Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant to Eligible Employees: (a) Stock Options, (b) Stock Appreciation Rights or Limited Stock Appreciation Rights, or (c) any combination of the foregoing.

    In particular, the Administrator shall have the authority:

        (a) to select those employees of the Company and its subsidiaries who shall be Participants;

        (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, or a combination of the foregoing, are to be granted hereunder to Participants;

        (c) to determine the number of shares to be covered by each such award granted hereunder;

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        (d)  to determine  the terms and  conditions, not  inconsistent with the terms of the Plan, of any award granted hereunder, including the effect, if any, of a change in control of the Company on any such award; and

        (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights or any combination of the foregoing.

    The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

    All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

SECTION 3.  STOCK SUBJECT TO PLAN.

    The total number of shares of Stock reserved and available for issuance under the Plan shall be 2,000,000 plus that number of shares reserved and available for grant pursuant to new awards under the Zenith National Insurance Corp. Non-Qualified Stock Option Plan (the "Old Stock Option Plan") immediately prior to the time the Old Stock Option Plan is terminated, which time will be the date the Company's stockholders approve the Plan. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The aggregate number of shares of Stock as to which Stock Options, Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted to any single individual during any one calendar year may not, subject to adjustment as provided in this Section 3, exceed 1,000,000.

    To the extent that a Stock Option expires or is otherwise terminated without being exercised, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan. Notwithstanding the foregoing provisions of this paragraph, for purposes of determining the number of shares of Stock available for issuance to persons subject to Section 162(m) of the Code, such shares shall not again be available for issuance in connection with future awards to such persons.

    In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan and (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right associated with any Stock Option. In connection with any event described in this paragraph, the Board may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

SECTION 4.  ELIGIBILITY.

    Officers (including officers who are directors of the Company) and employees of the Company or any Subsidiary (the "Eligible Employees") who are responsible for or are in a position to contribute to the long term success of the Company shall be eligible to be granted Stock Options, Stock Appreciation Rights or

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Limited Stock Appreciation  Rights hereunder.  The Participants  under the  Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award.

SECTION 5.  STOCK OPTIONS.

    Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a subscription and/or award agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the option price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

    The Stock  Options  granted under  the  Plan shall  be  Non-Qualified  Stock
Options.

    The Administrator shall have the authority to grant any Eligible Employee Non-Qualified Stock Options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

    Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator in its discretion shall deem appropriate:

        (1) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than the Fair Market Value of the Stock on the date such Stock Option is granted.

        (2) OPTION TERM. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten (10) years after the date such Stock Option is granted.

        (3) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion.

        (4) METHOD OF EXERCISE. Subject to Section 5(3) above, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the aggregate option price by delivery of (i) cash or cash equivalents (as approved by the Administrator), (ii) previously acquired shares of Common Stock having a Fair Market Value on the date of payment equal to the aggregate option price, (iii) an executed irrevocable exercise notice to the Company and irrevocable instructions to a broker-dealer to sell a sufficient portion of the optioned shares to pay the aggregate option price and deliver the sale proceeds directly to the Company (as approved by the Administrator) or any other cashless exercise procedure approved by the Administrator, or (iv) any combination of (i), (ii) and (iii) such that the sum thereof equals the aggregate option price. An optionee shall generally have the rights to dividends and any other rights of a stockholder with respect

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    to the Stock subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (1) of Section 9.

        The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; PROVIDED, HOWEVER, should the Administrator so require, the number of shares subject to such new Stock
    Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder, except as otherwise provided herein with respect to persons subject to Section 162(m) of the Code.

        (5) LOANS. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(5) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine, and
    (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the aggregate option price less the aggregate par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

        (6) NON-TRANSFERABILITY OF OPTIONS. Unless otherwise determined by the Administrator subject to the limitations on transferability set forth in Rule 16b-3, no Stock Option shall be transferable by the optionee, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

        (7) TERMINATION BY DEATH. If an Optionee should die while employed by the Company or any of its subsidiaries or within three (3) months of the termination of such employment, any Stock Option held by such optionee may thereafter be exercised, to the extent the optionee would have been entitled to do so at the date of death or the termination of employment (whichever first occurs) or on such accelerated basis as the Administrator shall determine at or after grant. Such option may be so exercised at any time within one (1) year from the date of such optionee's death or until the expiration of the stated term of

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    such Stock Option, whichever period is shorter, by the optionee's  executors or administrators or by any person or persons who shall have acquired the Stock Option from the optionee by bequest, inheritance or otherwise.

        (8) TERMINATION OTHER THAN BY DEATH. In the event an optionee shall cease to be an employee of the Company or its subsidiaries for any reason other than death, any Stock Option held by the optionee may be exercised within three (3) months from the date of termination of employment (or until the expiration of the stated term of such Stock Option, if earlier) to the extent such Stock Option was exercisable as of the date of such termination of employment or on such accelerated basis as the Administrator shall determine at or after grant.

SECTION 6.  STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

    (1) GRANT AND EXERCISE. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option.

    A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Related Right.

    A Related Right may be exercised by an optionee, in accordance with paragraph (2) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph
(2) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

    (2) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

        (a) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; PROVIDED, HOWEVER, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or disability of the optionee prior to the expiration of such six-month period.

        (b) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

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        (c)   Related  Stock   Appreciation  Rights  shall   be  exercisable  or
    transferable only when and to the extent that the underlying Stock Option would be exercisable or transferable under paragraphs (3) and (6) of Section 5 of the Plan.

        (d) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, provided, however, that with respect to grants made to persons not subject to Section 162(m) of the Code, such exercise shall be deemed to take place for such purposes only to the extent of the number of shares issued under the Related Stock Appreciation Right.

        (e) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; PROVIDED, HOWEVER, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

        (f) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten (10) years after the date such right is granted.

        (g) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

        (h) Free Standing Stock Appreciation Rights shall be exercisable or transferable only when and to the extent that a Stock Option would be exercisable or transferable under paragraphs (3) and (6) of Section 5 of the Plan.

        (i) In the event a Participant who has received Free Standing Stock Appreciation Rights shall cease to be an employee of the Company or its subsidiaries for any reason, such rights shall be exercisable to the same extent that a Stock Option would have been exercisable in the event of such termination of employment as set forth in Sections 5(7) and 5(8).

        (j) Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change in Control" (as defined by the Administrator in the agreement evidencing such Limited Stock Appreciation Right) and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; PROVIDED, HOWEVER, that no Related Limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or disability of the optionee prior to the expiration of such six-month period.

        (k) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change in Control Price" (as defined in

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    the agreement evidencing such Limited Stock Appreciation Right) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

SECTION 7.  AMENDMENT AND TERMINATION.

    The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent, or that without the approval of the stockholders (as described below) would:

        (1) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

        (2) change the class of officers and employees eligible to participate in the Plan; or

        (3) extend the maximum option period under paragraph (2) of Section 5 of the Plan.

    Notwithstanding the foregoing, stockholder approval under this Section 8 shall only be required at such time and under such circumstances as stockholder approval would be required under Rule 16b-3 of the Exchange Act and/or Section 162(m) of the Code with respect to any material amendment to any employee benefit plan of the Company.

    The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 8.  UNFUNDED STATUS OF PLAN.

    The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 9.  GENERAL PROVISIONS.

        (1) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

        (2) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any officer or other employee of the Company any right to continued employment with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment of any of its officers or employees at any time.

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        (3) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

        (4) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 10.  EFFECTIVE DATE OF PLAN.

    The Plan became effective (the "Effective Date") on March 7, 1996, the date the Board of Directors formally approved the Plan, as amended March 15, 1996, subject to the approval of the stockholders of the Corporation, which approval was obtained on May 22, 1996.

SECTION 11.  TERM OF PLAN.

    No Stock Option, Stock Appreciation Right or Limited Stock Appreciation Right shall be granted pursuant to the Plan on or after the tenth anniversary of the date on which the stockholders approved the Plan, but awards theretofore granted may extend beyond that date.

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